Exhibit 99.1 ICR Conference January 13, 2020

FRESHPET MANAGEMENT TEAM HEATHER POMERANTZ Co-Founder, COO BILLY CYR DICK KASSAR SCOTT MORRIS CFO Vice-Chairman on 10/1/20 CEO EVP Finance CFO on 10/1/20

Safe Harbor Forward Looking Statements This presentation contains “forward-looking” statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the Company’s results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, the Company’s intentions, beliefs or current expectations concerning, among other things, the Company’s results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which we operate and any statements of assumptions underlying any of the foregoing. These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. These forward-looking statements are based on certain assumptions and are subject to risks and uncertainties, including those described in the “Risk Factors” section and elsewhere in the preliminary prospectus for this offering. You should read the prospectus, including the Risk Factors set forth therein and the documents that the Company has filed as exhibits to the registration statement, of which the prospectus is a part, completely and with the understanding that if any such risks or uncertainties materialize or if any of the relevant assumptions prove incorrect, the Company’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Except as required by law we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Non-GAAP Disclosure This presentation contains certain non-GAAP financial measures such as EBITDA and adjusted EBITDA among others. While the company believes these non-GAAP financial measures provide useful information for investors, the presentation of this information is not intended to be considered in isolation or as a substitute for the financial information presented in accordance with GAAP. Please refer to the Company’s earnings press releases for a reconciliation of non-GAAP financial measures to the most comparable measures prepared in accordance with GAAP.

WE FUNDAMENTALLY BELIEVE THAT FRESHPET HAS THE POTENTIAL TO CHANGE THE WAY PEOPLE FEED THEIR PETS . . . FOREVER

Freshpet Lives at the Intersection of Two Very Powerful Macro-Trends in CPG Humanization of Pets Fresh, Wholesome, All-Natural Foods

Until Freshpet, a dog’s choices were really limited Dry Kibble Canned Mystery Meat

A totally different approach to nourishing pets

Delivering a noticeable impact on pet’s wellbeing 82% of Consumers Report Visible Health Difference Source: Freshpet Visible Difference Study 2018 n= 202

Even my dad knows that Freshpet is really good Creating very high satisfaction Source: Freshpet Quality and Satisfaction Study, July 2018 % Extremely/Very Satisfied on Product Satisfaction % Agree Completely/Somewhat on Good Value

pets. The power of fresh natural & simple foods Less processed Acts of kindness people. Our team Our partners Our families planet. Renewable energy Carbon footprint offset Conservation – land fill free Sustainable practices WE OPERATE DIFFERENTLY Delighting consumers with fresh food & our company ideology.

A difficult business to replicate High Brand Loyalty Alignment with deep pet parent emotional motivations Differentiated Innovative forms, technologies, and appearance Manufacturing Proprietary technology, processes, and infrastructure Freshpet Fridge Branded, company-owned real estate Supply Chain Only refrigerated pet food network in North America Retailer Partners Delivers benefits in traffic, frequency and retailer margins

Goal: $300 million in net sales as soon as 2020 2017: Launched Feed the Growth

Media investment re-accelerated growth +18% +27% +26% +14% 23.7% CAGR

HH penetration gains accelerate . . . but are still a small share of the pet universe +6% +16% +14% +22% Source: Nielsen HH Panel data ending September 2019

Despite rapid influx of new buyers, buying rate continues to grow Total Freshpet Buying Rate +9% +3% +11% +4%

“Feed the Growth” Progress Expanding consumer franchise . . . that is increasingly loyal Source: Nielsen HH Panel and internal company data 2016 Today Growth Awareness 35% 46% +31% Penetration 1.54% 2.45% +59% Buying Rate $81.73 $105.19 +29% Repeat Rate 67% 70% +300 bps

Inflection point: velocity gains become biggest driver of growth Source: Nielsen Mega-Channel Data through 12/28/19

25.3% CAGR since 2016 Created growth and scale for retailers Source: Nielsen Mega Channel (xAOC + Pet) Latest 52wks end 12-28-19 : Fresh Only 2016 Today 52wk Dollars (Nielsen) $172.7M $339.7M ACV Adj. Share Dog Food 4.5 6.9 Avg. Dollars / Store / Week $244 $365 Average Unit Price $7.45 $8.36

Growing distribution and velocity . . . with significant room to grow Source: Nielsen Mega Channel (xAOC + Pet) Latest 52wks end 12-28-19 and internal company data 2016 Today Growth Store Count 16,609 21,570 +4,961 % ACV Distribution 41 52.3 +28% Total Distribution Points 517 734 +42% Velocity ($/MM ACV) 371.0 560.9 +51%

Media investments are beginning to drive distribution gains in Canada and UK .. ~7% ACV ~23% ACV ~1000 stores ~400 stores

“Feed the Growth” Progress Growing into our scale . . . and reinvesting for growth 2016 Today* Growth Net Sales $130M >$244M +88% Adj. SG&A (excl. media) 31.2% 25.3% +590 bps Media Spending $8M $29M +263% Media Spending % of Sales 6.3% 11.9% -560 bps *2019 Guidance

Scale is beginning to turn into profits Feed the Growth progress Freshpet Financial Performance   2017 2018 2019 Guidance* Net Sales ($ millions) $152.4 $193.2 >$244 vs YA +17% +27% >+26%         Adj. EBITDA ($ millions) $17.6 $20.3 >$29 vs YA -1% +15% >+43% *Excluding incremental investments in Canada/UK and technical capability/capacity building, Adjusted EBITDA would be up 50+% in 2019

Kitchens 2.0 to open in Q3 2020

Rapid growth will require incremental capacity in 2022 Current Kitchens Kitchens 2.0 Midwest Expansion

Strong distribution gains continued in Q4 and will set us up for a good start in 2020 ACV distribution grew +6.7 pts. vs YA to 52.3% Store count grew +791 stores in Q4 delivering 2,071 net new stores in 2019 vs. goal of 1500-1600 Incremental 249 upgrades and +29 double chillers in Q4 2019 Update: Distribution 52.3%

2019 Update: Consumption Continued strong consumption growth driven by both velocity and distribution gains

Success of Freshpet Small Dog has accelerated a mix shift towards bags Creates need for incremental bag capacity and the opportunity for specialized production lines Delivers lower % adj. gross margin but higher $ adj. gross margin due to higher selling price/lb. 2019 Update: Mix Shift Small Dog Impact on Roasted Meals

Installing an incremental bag line in Q1 2020 to enable strong growth in 2020

2019 Update: Reiterate Guidance Expect Net Sales consistent with guidance of >$244 million Recall, Q3 net sales were aided by 100-300 bps to catch-up on shipments from Q2 so Q4 will be comparable to Q3 and up >25% vs. YA Expect Adj. EBITDA consistent with guidance of >$29 million (+43% vs YA) Freshpet Financial Performance   2017 2018 2019 Guidance* Net Sales ($ millions) $152.4 $193.2 >$244 vs YA +17% +27% >+26%         Adj. EBITDA ($ millions) $17.6 $20.3 >$29 vs YA -1% +15% >+43% *Excluding incremental investments in Canada/UK and technical capability/capacity building, Adjusted EBITDA would be up 50+% in 2019

2019 Update: Capacity Expansion Kitchens 2.0 remains on track Expect to be under roof in late January/early February New specialized small-piece size bag line is on track to start-up this month and ship product next month Long-term, we expect this to create higher throughput on bags lines through specialization by size Near term, it will be sub-scale, operating one-shift and requiring added freight Successfully started our 4th line (rolls) on 24/7 schedule on January 8, 2020 On track to acquire the land for our Midwest Capacity Expansion in Q1 2020 Will announce the site location, timing expectations, and preliminary costs at our Investor Day

2020 Expectations: Beginning of 2025 Plan Freshpet’s long-term growth opportunity is significantly bigger than our 2016 projections suggested Once-in-a-lifetime opportunity to change the way we feed our pets and we will pursue it aggressively 2016 market potential was estimated at 7.5 million Prime Prospects At our Investor Day, we will provide an update on: The Total Addressable Market (Prime Prospects) Capacity expansion plan to meet that demand, including location, timing, costs, anticipated returns and financing Fridge expansion potential International growth expectations

2020 Expectations: Beginning of 2025 Plan In 2020, we will invest to capture the long-term growth opportunity, including: US Advertising Investment: Modestly higher than previously projected US advertising spending in 2020 to drive growth Will end 2020 with an accelerating growth rate Long term advertising investment will be ~12% of net sales International Advertising Investment: Doubling down on advertising investment in international markets in 2020 to stimulate expanded distribution Capacity Expansion/System Capability/Innovation: Pull forward capacity expansion efforts, including systems upgrade investment and engineering capability to be able to satisfy demand sooner Will also invest in incremental innovation to further expand product advantage and relevance of product portfolio

2020 Expectations: Beginning of 2025 Plan Near term adjusted gross margin will be a bit lower than previously projected due to: Mix shift towards bags Rapid growth of Small Dog product creates mix shift and reduces gross margin % but improves gross margin $ per pound Sub-scale production on specialized bag line Specialized line for small piece size products (small dog and cat) will be margin dilutive (%) in the near term but is needed for both near term capacity and long-term efficiency Operating investments to drive improved production consistency and reliability Improving operating processes to drive improved consistency Continue to drive SG&A (excluding media) efficiency improvements to deliver the committed 700 bps of improvement since 2016 Continue to believe there is more opportunity for improvement beyond 2020

2020 Expectations: Beginning of 2025 Plan We expect significant Adj. EBITDA growth in 2020 and beyond EBITDA growth significantly in excess of net sales growth in 2020 Incremental near-term investments/expenses (i.e. advertising, sub-scale manuf., systems, etc…) to support accelerated long-term growth will reduce Adj. EBITDA to <$60M in 2020 Without those incremental investments to support accelerated long-term growth, the plan could deliver $60 million in Adj. EBITDA and >$300 million in net sales in 2020 Long-term Adj. EBITDA margin expectations remain intact but deferred to support more aggressive growth (25+% long-term growth rate)

bringing the power of fresh food to pets

ICR Appendix – January 2020

2019 Results: Continued strong top line results driving bottom line gains Freshpet Q3 Financial Results   Q3 2018 Q3 2019 Net Sales ($ millions) $50.8 $65.3 vs YA +27% +28%       Adj. EBITDA ($ millions) $6.7 $12.0 vs YA +20% +78% Freshpet YTD Financial Results (Sept 30)   2018 2019 Net Sales ($ millions) $141.6 $180.1 vs YA +26% +27%       Adj. EBITDA ($ millions) $11.1 $16.0 vs YA +3% +44%

Nielsen measured $ consumption for 13 weeks ending 12/28/19 and 12/29/18 compared to the same period prior year Strong growth across all classes of trade Freshpet Consumption Growth vs YA   Q4 2018 Q4 2019 Mega-Channel +29% +27% XAOC +32% +31% Food +39% +34% Big Box Pet +20% +9%

Strategy: Grow with winning players in fresh e-commerce e-commerce sales grew +93% vs. YA to 2.5% of sales in Q3 2019 >85% of e-commerce sales utilize Freshpet Fridge Continued strong growth in fresh e-commerce Curbside Online Fresh Retail Home Delivery

21% growth in total Freshpet HH penetration vs. YA; 4% increase in buying rate Total Freshpet Buying Rate, Penetration and Repeat Rate Penetration 1.47 1.54 1.77 2.02 2.45 Repeat 67 68 69 70 70 Nielsen HH Panel Data for 52 Week Periods ending September 2019; Buying Rate is internal calculation based on company sales data

31% growth in Core Dog HH penetration vs YA; flat buying rate Penetration 0.93 1.01 1.15 1.44 1.89 Repeat 69 70 71 71 71 Nielsen HH Panel Data for 52 Week Periods ending September 2019; Buying Rate is internal calculation based on company sales data

“Fresh First” is driving strong distribution gains

Adjusted gross margin bounced back from Q2 dip and on-track for 50% goal in 2019 Freshpet Q3 Adjusted Gross Margin Progress   Q3 2018 Q3 2019 Adj. Gross Margin 49.7% 49.8% Freshpet Q3 Adjusted Gross Margin Progress   Q1 2019 Q2 2019 Q3 2019 YTD 2019 Adj. Gross Margin 50.4% 48.5% 49.8% 49.5%

Delivering significant leverage from scale in SG&A Freshpet Q3 SG&A Leverage   Q3 2018 Q3 2019 Y-o-Y Change Adj. SG&A % Excluding Media 27.8% 24.6% +320 bps Media % 8.7% 6.8% +190 bps Total Adj. SG&A % 36.5% 31.4% +510 bps Freshpet YTD SG&A Leverage (Sept 30)   YTD 2018 Q3 YTD 2019 Q3 Y-o-Y Change Adj. SG&A % Excluding Media 28.9% 25.3% +360 bps Media % 13.8% 15.3% -150 bps Total Adj. SG&A % 42.7% 40.7% +200 bps

Cost to Feed – Grocery & Mass HIGHLY CONFIDENTIAL

Cost to Feed – Pet Specialty HIGHLY CONFIDENTIAL

High Quality Products at Accessible Price Points HIGHLY CONFIDENTIAL $19.99 30 lbs. $9.29 30 lbs. $9.29 30 lbs. $10.79 30 lbs. $10.99 30 lbs. $12.99 30 lbs. Approximate daily cost to feed for medium-sized dog $4.00 $2.40 $1.94 $1.35 $0.69 Medium-sized dog assumed to be 35 pounds. Price/day based on recommended serving sizes per brand. Source: Prices are as of 4.29.19 on Chewy and Target.com. $1.62 $3.38 $19.99 30 lbs. $1.95 $18.99 30 lbs.

Very little price sensitivity Out-of-stocks 14% Retail Price Increase

Media investment drives HH penetration gains

Focused innovation drives HH penetration *HH’s may purchase both new and old items. Total exceeds net HH penetration. Source: Nielsen HH Panel

Focused innovation adds unique users Source: Nielsen HH Panel

Premium innovation helps drive buying rate Freshpet Core Dog Product Mix Source: Nielsen XAOC Data 52 weeks through 11/2/19; Freshpet Select only

Produced in Freshpet Kitchens Shipped to Third Party Warehouse Delivered to Pet Channel Distributor Transported via Third Party Carrier DSD Delivery to Pet Specialty Store Delivered to Grocery, Mass and Club Stores Delivered to Customer’s Warehouse How We Service Our Customers

Capturing significant benefits of scale and velocity Fixed Cost Pick-Up Manuf. overhead absorption G&A overhead absorption Logistics More cases per pallet More pallets per order/full trucks More straight pallets Ultimately, fewer miles per order Retail Presence Lower % sales to service fridges Higher frequency retail coverage Higher visibility/more sophisticated fridges Fresher product Lower fridge capex per incremental $ of sales Advertising More continuous media More impactful media vehicles +900 bps Incremental gains

Reasons to start buying Freshpet Source: 2019 A&U, Top 10 reasons, users could select more than one, New Users = 1st purchases in the past year

Source: 2016 FP Brand Tracker, 2016 FP A&U, TTL Aware Non Users/Prime Prospects Main Reason Not Purchasing, Shop-A-longs, n=202 Barriers to purchasing Freshpet (among prime prospects) 43% Aided Awareness Making the Strange, Familiar It’s freshER Roll looks like a Sausage/”Gross Factor” ~40% Content w/ Brand It’s Fine, Works Shopping on Auto-Pilot/By-Pass Fridge 10% Purchase Too Often 5% Too Much Trouble 14% Not Available 45% ACV 22% Too Expensive

Visitors (Use Occasionally) 40% of FP Buyers 15% of FP $ Loyal (Use Exclusively or Most Often) 31% of FP Buyers 53% of FP $ Freshpet pet parent segments Source: Nielsen 2017 NLR Custom Survey, 2016 A&U, Nielsen Demos 2017, 2018 Mini A&U, FP Spend: $167 FP Spend: $107 FP Spend: $37

Encouraging franchise longevity 1-4 yrs old 6-11 mos under 6 mos 5-10 yrs old Source: FP Panel, FP134, FP Users,, n=424, APPA data

Encouraging franchise longevity Freshpet Number of Dogs in HH Freshpet Age of Dogs in HH Source: FP Panel, FP134, FP Users,, n=424, APPA data

Freshpet feeding behavior by size of dog Source: FP Panel, FP088, n=123 Single Dog HHs, FP Regular Users